                                                                   EXHIBIT 10.39

                                  BILL OF SALE

     FOR VALUE RECEIVED, Cyber City Honolulu, Inc., hereby assigns, sells, and transfers unto Cyber Cities Technologies, Inc., the following chattels and personal property:

                            Exhibit "B" attached, and
                              Exhibit "C" attached

     Cyber City Honolulu, Inc., warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances, other that those disclosed to purchaser. Cyber City Honolulu, Inc. warrants it will defend and indemnify purchaser from any adverse claims.

     SIGNED under seal effective this 31st of December, 1999.


                                             CYBER CITY HONOLULU, INC.

                                             By: /s/ MICHAEL L. BACON
                                                 ---------------------
                                                       President

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 1"

          Physical Assets To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                                   MODEL / SERIAL NUMBERS                    LOCATION
-----------                                   ----------------------                    --------
Computer - Pentium 150 with                          Kailua                             Honolulu
64Mb Ram, 21" Monitor, Altec
Lansing Speakers with Subwoofer,
Keyboard & Mouse

Computer - Pentium 200 w/64Mb                        Kaneohe                            Honolulu
Ram, 17" Monitor, Keyboard & Mouse

Computer - Pentium 166 w/128Mb Ram,                  Aiea                               Honolulu
17" monitor, 100Mb Zip drive, Keyboard
& Mouse

Computer - Pentium 166 w/64Mb Ram,                   Waikiki                            Honolulu
14" monitor, Keyboard & Mouse

Computer - Pentium 166 w/64Mb Ram,                   Ewa                                Honolulu
17" Monitor, 100Mb Zip drive,
Keyboard and Mouse

Computer - Pentium 200 w/64Mb Ram,                   Windward                           Honolulu
14" Monitor, Keyboard and Mouse

Typewriter                                           Brother GX-6750                    Honolulu

Typewriter                                           Silver Reed EZ-20                  Honolulu

2 Backup Power Supplies                              APC, Back-Ups 600                  Honolulu

1 Backup Power Supply                                APC Personal Powercell             Honolulu

1 Backup Power Supply                                APC Smart Ups 1400                 Honolulu

2 Stereos                                            1 Portable, 1 Receiver unit        Honolulu

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 2"

          Physical Assets To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                                 MODEL / SERIAL NUMBERS                      LOCATION
-----------                                 ----------------------                      --------
Computer, Macintosh w/                          Standalone                              Honolulu
Keyboard and Mouse

1 Unix dual pentium pro server                  Southshore                              Honolulu
with CD Rom tower

1 Unix Server Pentium 233                       Honolulu                                Honolulu

1 Unix Server W/removable hard                  New Honolulu                            Honolulu
drive, Internal 100Mb Zip Drive and
Keyboard

1 Unix Server W/removable hard                  Northshore                              Honolulu
drive and Keyboard.

1 Unix Server W/Keyboard                        Shells                                  Honolulu

6 14" monitors                                  Various Makes                           Honolulu

1 16 Port Hub                                                                           Honolulu

1 Cisco Router                                  Model 2600                              Honolulu

1 Television                                    SR 2000 Series                          Honolulu

1 Laser Printer                                 Hewlett Packard 5L                      Honolulu

1 Dot Matrix Printer                            Panasonic KX-P1150                      Honolulu

1 Dot Matrix Printer                            Epson LX-810                            Honolulu

1 fish tank w/filter and pump                                                           Honolulu

1 Microwave                                     Goldstar                                Honolulu

1 Coffee Maker                                  Mr. Coffee Accel                        Honolulu

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 3"

          Physical Assets To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                                 MODEL / SERIAL NUMBERS                      LOCATION
-----------                                 ----------------------                      ---------
1 answering machine                            General Electric                         Honolulu

1 Pencil Sharpener                             Panasonic                                Honolulu

1 Fax Machine                                  Brother Intelifax 625                    Honolulu

1 Label Printer                                Smith Corona PC Label Printer 1.0        Honolulu

1 HP Scanjet                                   Scanjet ADF                              Honolulu

1 HP Color Printer                             Deskjet 820Cse                           Honolulu

3 desks                                        all stand alone                          Honolulu

assorted computer parts/tools                                                           Honolulu

4 Office chairs                                reclining w/wheels                       Honolulu

4 Office Chairs                                standard                                 Honolulu

2 Stools                                                                                Honolulu

1 Wall attached organizing unit                incl 2 cabinets & 1 table                Honolulu

4 filing cabinets                              2 drawer                                 Honolulu

1 filing cabinet                               4 drawer                                 Honolulu

1 refrigerator                                 small absocold                           Honolulu

4 Chairs                                       Grey/Black                               Maui

1 AST workstation no internal parts            Workstation 1                            Maui

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 4"

          Physical Assets To Be Transferred to Basic Technologies, Inc.


1 AST Workstation Pentium 133               Workstation 2                       Maui
32Mb Ram, 1.2Gb Hard Drive

1 Cisco Router                              Model 2501                          Maui

1 CSU/DSU                                   Adtran                              Maui

1 Cyrix 133MHz Server 32Mb EDO Ram,         Falcon                              Maui
10Mb Ethernet Card, Matrox video card

1 External 4GB Hard Drive                   Wide Ultra-SCSI-3                   Maui

1 External 4GB Tape Drive w/                DAT SCSI                            Maui
   5 DAT tapes

1 Mini Refrigerator                         General Electric                    Maui

1 desktop workstation                       Workstation 3                       Maui

1 inoperative workstation                   Workstation 4                       Maui

1 12 port Half-Duplex Hub                   DLINK                               Maui

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "C"

         Leased Equipment To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                MODEL / SERIAL NUMBERS             LOCATION          LESSOR / LEASE NUMBER
-----------                ----------------------             --------          ---------------------
1 Ascend Box               4000 Series/728104704              Honolulu

1 Ascend Box               4000 Series/719100107              Honolulu

1 Ascend Box               4000 Series/725106473              Honolulu

1 Ascend Box               4000 Series/725106082              Honolulu

1 Postage Meter            Pitney Bowes/09082005              Honolulu
(includes 1 scale)

1 Livingston PM-2E                                            Maui

1 Livingston PM-2E                                            Maui

1 Livingston PM-3                                             Maui

1 Livingston PM-3                                             Maui

1 Microcomm 33.6                                              Maui
modem pool